PLEDGE AGREEMENT

     This PLEDGE AGREEMENT (this "Agreement"), dated as of September 21, 2000, is between CAPCO RESOURCES LTD. (the "Pledgor") and CHAPARRAL RESOURCES, INC. (the "Company").

                                    RECITALS:

     WHEREAS, reference is made to the letter agreement, dated as of September 21, 2000 (the "Letter Agreement") between Pledgor and the Company;

     WHEREAS, Pledgor has agreed to execute and deliver this Agreement as security for its obligations to the Company under the Letter Agreement; and

     WHEREAS, capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Letter Agreement.

                                   AGREEMENT:

     Pledgor and the Company (and each of their respective successors or assigns), hereby agree as follows:

     SECTION 1. Pledge. As security for the payment and performance, as the case may be, in full of the obligations of Pledgor under the Letter Agreement (the "Obligations"), Pledgor hereby hypothecates, pledges, assigns as security and delivers unto the Company, its successors and assigns, and hereby grants to the Company, its successors and assigns, a security interest in all of Pledgor's right, title and interest in, to and under (a) 400,000 shares of common stock, no par value, of Greka Energy Corporation ("Greka") owned by Pledgor and any shares of capital stock of any subsidiary obtained in the future by Pledgor and the certificates representing all such shares (collectively, the "Pledged Stock"), and (b) payments of dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the Pledged Stock, and (c) all proceeds of any of the foregoing (the items referred to in clauses (a) and (b) above being collectively referred to as the "Collateral"). Upon delivery to the Company, (a) any stock certificates, notes or other securities now or hereafter included in the Collateral (the "Pledged Securities") shall be accompanied by stock or bond powers duly executed in blank or other indorsement or other instruments of transfer reasonably satisfactory to the Company with, if the Company so requests, signature guaranteed, and by such other indorsement, instruments and documents as the Company may reasonably request and (b) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by Pledgor and such other indorsement, instruments or documents as the Company may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered. Notwithstanding anything to the contrary set forth herein, upon the written request of Pledgor (which must be acceptable to the Company in its sole discretion), some or all of the Pledged Stock may be released from this Agreement and the security interest granted hereby if Pledgor has arranged (a) a cash sale of the released Pledged Stock to a third party or
(b) a loan to Pledgor and the released Pledged Stock will be pledged as collateral for such loan; provided, however, Pledgor agrees that the cash proceeds of such sale or loan must be paid directly to the Company and applied to the Obligations.

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     TO HAVE AND TO HOLD the Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Company, its successors and assigns, subject to the terms, covenants and conditions hereinafter set forth.

     SECTION 2. Delivery of the Collateral. Pledgor agrees promptly to deliver or cause to be delivered to the Company any and all Pledged Securities, and any and all certificates or other indorsement, instruments or documents representing the Collateral.

     SECTION 3. Representations, Warranties and Covenants. Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Company that:

     (a) the Pledged Stock represents duly authorized, issued and outstanding shares of common stock, no par value, of Greka;

     (b) except for the security interest granted hereunder, Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities, (ii) holds the same free and clear of all security interest and encumbrances, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other encumbrances on, the Collateral, other than pursuant hereto, and (iv) subject to
Section 5, will cause any and all Collateral, whether for value paid by Pledgor or otherwise, to be forthwith deposited with the Company and pledged or assigned hereunder;

     (c) Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all security interests and other encumbrances, however arising, of all persons whomsoever;

     (d) no consent of any other person (including stockholders or creditors of Pledgor) and no consent or approval of any governmental authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

     (e) by virtue of the execution and delivery by Pledgor of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Collateral are delivered to the Company in accordance with this Agreement or, if a security interest in any of such Collateral may not under applicable law be perfected by possession, then upon the filing of appropriate financing statements, the Company will obtain a valid and perfected first lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

     (f) the pledge effected hereby is effective to vest in the Company, the rights in the Collateral as set forth herein;

     (g) all of the Pledged Stock has been duly authorized and validly issued, is fully paid and nonassessable and is in certificated form;

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     (h) all information set forth herein relating to the Pledged Stock is accurate and complete in all material respects as of the date hereof;

     (i) the pledge of the Pledged Stock pursuant to this Agreement does not violate Regulation U or X of the Federal Reserve Board or any successor thereto as of the date hereof; and

     (j) the Collateral shall not be represented by any certificates, notes, securities, documents or other instruments other than those delivered hereunder.

     SECTION 4. Notices and Communications; Denominations. Pledgor will promptly give to the Company copies of any material notices or other communications received by it with respect to Pledged Securities registered in the name of Pledgor. The Company shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless and until Pledgor fails to timely satisfy any Obligation an "Event of Default" shall have occurred and be continuing:

          (i) Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement and the Letter Agreement; provided, however, that Pledgor will not be entitled to exercise any such right if the purpose thereof is to interfere with the exercise of the rights and remedies of the Company under this Agreement or the Letter Agreement.

          (ii) The Company shall execute and deliver to Pledgor, or cause to be executed and delivered to Pledgor, all such proxies, powers of attorney and other indorsements or instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends and other payments it is entitled to receive pursuant to subparagraph (iii) below.

          (iii) Pledgor shall be entitled to receive and retain any and all cash dividends, distributions, interest and principal paid on the Pledged Securities to the extent and only to the extent that such cash dividends, distributions, interest and principal are permitted by, and otherwise paid, in accordance with applicable laws. All noncash dividends, distributions, interest and principal, and all dividends, distributions, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the Greka or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such Greka may be a party or otherwise, shall be and become part of the Collateral, and, if received by Pledgor, shall not be commingled by Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Company and shall be forthwith delivered to the Company in the same form as so received (with any necessary endorsement).

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


     (b) Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to dividends, distributions, interest or principal that Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Company, which shall have the sole and exclusive right and authority to receive and retain such dividends, distributions, interest or principal. All dividends, distributions, interest or principal received by Pledgor contrary to the provisions of this
Section 5 shall be held in trust for the benefit of the Company, shall be segregated from other property or funds of Pledgor and shall be forthwith delivered to the Company upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Company pursuant to the provisions of this paragraph (b) shall be retained by the Company and applied in accordance with the provisions of
Section 7.

     (c) Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Company under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Company, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers. After all Events of Default have been cured or waived, Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

     SECTION 6. Remedies upon Default.

     (a) Upon the occurrence and during the continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Company may sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Company shall deem appropriate. The Company shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof or to impose other restrictions necessary in its judgment to ensure compliance with applicable securities laws, as more fully set forth in Section 11, and upon consummation of any such sale the Company shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and, to the extent permitted by applicable law, Pledgor hereby waives all rights of redemption, stay, valuation and appraisal Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

     (b) The Company shall give a Pledgor 10 days' prior written notice (which Pledgor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of Texas or its equivalent in other jurisdictions) of the Company's intention to make any sale of Pledgor's Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to

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


be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Company may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Company may (in its sole and absolute discretion) determine. The Company shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Company may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Company until the sale price is paid in full by the purchaser or purchasers thereof, but the Company shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, Greka or any other person may bid for or purchase on terms and conditions acceptable to the Company, free from any right of redemption, stay or appraisal on the part of Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from Pledgor as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to Pledgor therefor. For purposes hereof, (i) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (ii) the Company shall be free to carry out such sale pursuant to such agreement and (iii) Pledgor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Company shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Company may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-504(3) of the Uniform Commercial Code as in effect in the State of Texas or its equivalent in other jurisdictions.

     SECTION 7. Application of Proceeds of Sale. The proceeds of any sale of Collateral pursuant to Section 6, as well as any Collateral consisting of cash, shall be applied by the Company as follows:

          FIRST, to the payment of all costs and expenses incurred by the Company in connection with such sale or otherwise in connection with this Agreement or the Letter Agreement, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Company hereunder or under the Letter Agreement on behalf of Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under the Letter Agreement;

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


          SECOND, to the payment in full of the Obligations; and

          THIRD, to Pledgor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

     The Company may suspend application of any cash or proceeds to the extent such suspension is advisable in the Company's good faith judgment in order to protect its rights or interests. Upon any sale of the Collateral by the Company (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Company or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Company or such officer or be answerable in any way for the misapplication thereof.

     SECTION 8. Reimbursement of Agent. (a) Pledgor agrees to pay upon demand to the Company the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Company may incur in connection with (i) the administration of this Agreement or the Letter Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral or (iii) the exercise or enforcement of any of the rights of the Company hereunder.

     (b) Pledgor agrees to indemnify the Company, each affiliate of the Company, any of the foregoing Persons and each of their respective directors, officers, employees, agents, counsel, accountants and controlling persons (each an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement, the Letter Agreement or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the transactions contemplated hereby and thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. In connection with any claim, litigation, investigation or proceeding referred to in the preceding sentence, the Indemnitees will endeavor to avoid duplication of effort and expense by employing common counsel (including special or local counsel, where required), which shall be nominated by the Company, it being understood that an Indemnitee will in any event be entitled to separate counsel (i) if such Indemnitee may have defenses available to it that are different from or potentially inconsistent with defenses that may be asserted by other Indemnitees, (ii) if the representation by a single counsel of such Indemnitee and other Indemnitees would otherwise be inappropriate due to actual or potential differences in the interests of the Indemnitees or (iii) if Pledgor shall agree to the retention of separate counsel.

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


     (c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby. The provisions of this Section 8 shall remain operative and in full force and effect regardless of the termination of this Agreement or the Letter Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or the Letter Agreement or any investigation made by or on behalf of the Company. All amounts due under this Section 8 shall be payable on written demand therefor and shall bear interest from the date which is five Business Days after such demand until paid at the rate of 10% per annum.

     SECTION 9. Agent Appointed Attorney-in-Fact. Pledgor hereby appoints the Company as the attorney-in-fact of Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Company may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Company shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Company's name or in the name of Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided that (i) if no Event of Default has occurred and is continuing, the Company shall only exercise its rights under this Section 9 to take actions that Pledgor are required to perform under this Agreement and have not performed within three Business Days after receipt by the Borrower of notice from the Company requesting that any such actions be taken and (ii) nothing herein contained shall be construed as requiring or obligating the Company to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Company, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Company shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees, counsel, accountants or agents shall be responsible to Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

     SECTION 10. Waivers; Remedies; Amendment. (a) No failure or delay of the Company in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Subject to applicable laws, the rights and remedies of the Company hereunder are exclusive of any rights or remedies that the Company would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances.

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     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Company and Pledgor.

     SECTION 11. Securities Act, etc. In view of the position of Pledgor in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Company if the Company were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Company in any attempt to dispose of all or part of the Pledged Securities under applicable "Blue Sky" or other state securities laws or similar laws analogous in purpose or effect. Pledgor recognizes that in light of such restrictions and limitations the Company may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Company, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Company shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Company, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Company sells.

     SECTION 12. Security Interest Absolute. All rights of the Company hereunder, the grant of a security interest in the Collateral and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Letter Agreement or any other agreement with respect to the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, the Obligations, or any other amendment or waiver of or any consent to any departure from the Letter Agreement or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Obligations or in respect of this Agreement or the Letter Agreement (other than the indefeasible payment in full of all the Obligations).

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     SECTION 13. Termination or Release. (a) This Agreement and the security interests granted hereby shall terminate when all the Obligations have been indefeasibly paid in full.

     (b) In connection with any termination or release pursuant to paragraph (a) above, the Company shall execute and deliver to Pledgor, at Pledgor's expense, all documents that Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 13 shall be without recourse to or warranty by the Company other than that the Collateral (other than any Collateral that shall have been sold in accordance with Section 6) is not subject to any interest granted by the Company in favor of any other person.

     SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8 of the Letter Agreement.

     SECTION 15. Further Assurances. Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements, indorsements and instruments, as the Company may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Company its rights and remedies hereunder.

     SECTION 16. Binding Effect; Several Agreement; Assignments. This Agreement and any or all rights and obligations hereunder may be assigned at any time by the Company without the consent of or notification to Pledgor. Neither this Agreement nor any rights or obligations hereunder may be assigned by Pledgor. This Agreement shall become effective as to Pledgor when a counterpart hereof executed on behalf of Pledgor shall have been delivered to the Company and a counterpart hereof shall have been executed on behalf of the Company, and thereafter shall be binding upon Pledgor and the Company, and their respective successors and assigns, enforceable by Pledgor against the Company and by the Company against Pledgor, and their respective successors and assigns, and shall inure to the benefit of Pledgor and the Company, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void).

     SECTION 17. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or the Letter Agreement shall be considered to have been relied upon by the Company, regardless of any investigation made by the Company or on its behalf, and shall continue in full force and effect until terminated in accordance with Section 13.

     (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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


     SECTION 18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

     SECTION 19. Submission to Jurisdiction. EACH OF THE PARTIES SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN HOUSTON, TEXAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH PARTY ALSO AGREES NOT TO BRING ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY OTHER COURT. EACH OF THE PARTIES WAIVES ANY DEFENSE OF INCONVENIENT FORUM TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND, SURETY, OR OTHER SECURITY THAT MIGHT BE REQUIRED OF ANY OTHER PARTY WITH RESPECT THERETO. EITHER PARTY MAY MAKE SERVICE ON THE OTHER PARTY BY SENDING OR DELIVERING A COPY OF THE PROCESS TO THE PARTY TO BE SERVED IN THE MANNER PROVIDED FOR THE GIVING OF NOTICES IN SECTION 14. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING SO BROUGHT SHALL BE CONCLUSIVE AND MAY BE ENFORCED BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW OR AT EQUITY.

     SECTION 20. Waiver Of Jury Trial. TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, THE COMPANY AND PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LETTER AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

     SECTION 21. Rules of Interpretation. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement.

     SECTION 22. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 16. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

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


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written. CAPCO RESOURCES LTD.


                                             By: /s/ Gene E. Hays
                                             -----------------------------------
                                             Name: Gene E. Hays
                                             -----------------------------------
                                             Title: Corporate Secretary
                                             -----------------------------------


                                             CHAPARRAL RESOURCES, INC.


                                             By: /s/ Michael B. Young
                                             -----------------------------------
                                             Name: Michael B. Young
                                             -----------------------------------
                                             Title: Treasurer
                                             -----------------------------------



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